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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   __________


                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        DATE OF REPORT: OCTOBER 30, 2003
                        (Date of earliest event reported)


                               US DATAWORKS, INC.
             (Exact name of registrant as specified in its charter)


           NEVADA                  001-15835                    84-1290152
           ------                  ---------                    ----------
(State or other jurisdiction       (Commission                 (IRS Employer
     of incorporation)             File Number)              Identification No.)


              5301 HOLLISTER ROAD, SUITE 250, HOUSTON, TEXAS 77040
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (713) 934-3855



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Item 12. Results of Operations and Financial Condition

         The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

         On October 30, 2003, US Dataworks, Inc. issued a press release announcing its financial results for the quarter ended September 30, 2003. A copy of the earnings release is furnished herewith as Exhibit 99.1.



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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated:  October 30, 2003.

                                             US DATAWORKS, INC.



                                             By /s/ Charles E. Ramey
                                                --------------------------------
                                                Charles E. Ramey
                                                Chief Executive Officer


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                                INDEX TO EXHIBITS


   Exhibit
   Number                Description
--------------      ------------------------------------------------------------
    99.1            Press Release dated October 30, 2003.